                                                                    EXHIBIT 23.2

                          INDEPENDENT AUDITORS' CONSENT




The Board of Directors
FSI International, Inc.:


We consent to the use of our report contained in FSI International, Inc.'s Annual Report on Form 10-K for the fiscal year ended August 26, 2000 and incorporated herein by reference.


                                       /s/ KPMG LLP




Minneapolis, Minnesota
May 11, 2001